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                      SUPPLEMENT DATED SEPTEMBER 10, 2001
                                      to
                         PROSPECTUS DATED MAY 1, 2001
                                      for
                   Variable Universal Life Insurance Policy
                                   Issued by
                    MONY Life Insurance Company of America
                        MONY America Variable Account L

Effective September 10, 2001 this supplement corrects certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

1.A sentence is added to the second column discussing Monthly per $1,000
  Specified Amount Charge of the table on page 3 labeled "Deductions from Fund Value." The additional sentence reads as follows:

  In New Jersey, this charge applies to age 100. However, after the 15th policy anniversary or for 15 years from the date of any increase in Specified Amount, we may reduce or eliminate this charge.

2.The third sentence in the section on Riders on page 11 is modified to read as follows:

  Subject to availability in your state, there are eleven riders that may be available with this policy:

3.The first sentence in the section labeled "Other Optional Insurance Benefits" on page 36 is modified to read as follows:

  Subject to certain requirements and to availability in your state, you may elect to add one or more of the optional insurance benefits described below.

4.The following is inserted in the third paragraph of the section labeled "If
  Guaranteed Death Benefit Rider Is Not In Effect" on page 45 after the sentence ending "(2) one succeeding Minimum Monthly Premium:"

  For contracts issued in the state of New Jersey, during the first three policy years (or within three years of an increase in Specified Amount during that period), if the Cash Value of the policy is less than zero, you must pay the lesser of

      (1) any balance needed on the Monthly Anniversary Day to cover the Minimum Monthly Premium for the following month plus an amount equal to 1 Minimum Monthly Premium; or

      (2) any balance needed to cover the Monthly Deduction plus an amount equal to 2 monthly deductions.

5.The end of the section labeled "If Guaranteed Death Benefit Rider Is Not In
  Effect" on page 45 is modified by adding a new paragraph as follows:

  For contracts issued in the state of New Jersey, if the insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the start of the grace period, reduced by

      (1) the lesser of any balance needed for the Minimum Monthly Premium for the following month or any balance needed for the monthly deduction; and

      (2) any Outstanding Debt.


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6.A sentence is added to the second column discussing Monthly per $1,000
  Specified Amount Charge of the table on page 47 labeled "Deductions from Fund Value." The additional sentence reads as follows:

  In New Jersey, this charge applies to age 100. However, after the 15th policy anniversary or for 15 years from the date of any increase in Specified Amount, we may reduce or eliminate this charge.

7.The following paragraph is added to the section describing Monthly per $1,000
  Specified Amount Charge on page 49:

  In New Jersey, this charge applies to age 100. However, after the 15th policy anniversary or for 15 years from the date of any increase in Specified Amount, we may reduce or eliminate this charge.

Form No. 14428 SL (Supp 9/10/01)                     Registration No. 333-56969

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